               MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JUNE 1, 2007 - NOVEMBER 30, 2007

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                                                                  AMOUNT OF     % OF
                                       OFFERING       TOTAL        SHARES     OFFERING   % OF FUNDS
 SECURITY   PURCHASE/     SIZE OF      PRICE OF     AMOUNT OF     PURCHASED   PURCHASED     TOTAL                      PURCHASED
 PURCHASED  TRADE DATE    OFFERING      SHARES      OFFERING       BY FUND     BY FUND     ASSETS        BROKERS          FROM
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                                                                                                       Bear Stearns
                                                                                                       & Co. Inc.,
                                                                                                       DEPFA First
                                                                                                          Albany
                                                                                                        Securities
                                                                                                      LLC, Goldman,
                                                                                                       Sachs & Co.,
                                                                                                          Morgan
                                                                                                         Stanley,
                                                                                                          Citi,
                                                                                                        JPMorgan,
                                                                                                      Merrill Lynch
                                                                                                       & Co., A.G.
                                                                                                        Edwards &
                                                                                                        Sons, Inc.
                                                                                                         Fidelity
                                                                                                         Capital
                                                                                                         Markets
                                                                                                      Services, Key
                                                                                                       Bank Capital
                                                                                                         Markets,
                                                                                                         NatCity
                                                                                                       Investments
                                                                                                        Inc., RBC
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                        SBK-Brooks    Bear Stearns
  Buckeye    10/24/07                             $5,531,594,5  3,300,000       0.06%       2.11%       Investment
  Tobacco                    -          $99.07        41.00                                            Corp., Banc
Settlement                                                                                              of America
 Financing                                                                                              Securities
 Authority                                                                                              LLC, Fifth
                                                                                                          Third
                                                                                                       Securities,
                                                                                                       Inc., Lehman
                                                                                                      Brothers, PNC
                                                                                                         Capital
                                                                                                      Markets, Rico
                                                                                                        Financial
                                                                                                         Products
                                                                                                         Company,
                                                                                                         Siebert
                                                                                                        Brandford
                                                                                                       Shank & Co.,
                                                                                                       LLC, Butler
                                                                                                       Wick & Co.,
                                                                                                         Inc. The
                                                                                                        Huntington
                                                                                                        Investment
                                                                                                      Company, Loop
                                                                                                         Capital
                                                                                                      Markets, LLC,
                                                                                                      Raymond James
                                                                                                      & Associates,
                                                                                                      Inc., Robert
                                                                                                       W. Baird &
                                                                                                         Co., UBS
                                                                                                        Investment
                                                                                                           Bank
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